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                                                                    EXHIBIT 99.3


                                                                  EXECUTION COPY


                              STOCKHOLDER AGREEMENT


                  This STOCKHOLDER AGREEMENT (the "Agreement") dated as of November 17, 1999, is entered into by the undersigned stockholder (the "Stockholder") of Safeskin Corporation, a Florida corporation (the "Company"), for the benefit of Kimberly-Clark Corporation, a Delaware corporation ("Parent").

                  WHEREAS, Parent, the Company and Brooks Acquisition Corp., a wholly-owned subsidiary of Parent ("Sub"), are entering into an Agreement and Plan of Merger of even date herewith (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger");

                  WHEREAS, the Stockholder has sole voting and dispositive power and/or full voting power as to the aggregate number of shares of Common Stock, par value $.01 per share, of the Company (the "Company Common Stock") set forth opposite his name on Schedule A attached hereto; such shares of Company Common Stock, as such shares may be adjusted by any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by the Company, being referred to herein as the "Subject Shares;" and

                  WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholder enter into this Agreement.

                  NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

                  1. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to parent as follows:

                  (a) Authority. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to the general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets.


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                  (b) The Subject Shares. The Stockholder represents to the
Parent that (i) he beneficially owns and has sole voting and dispositive power over the number of shares of Company Common Stock set forth opposite his name on Schedule A hereto, (ii) his beneficial ownership of such shares is free and clear of all liens, charges and encumbrances, agreements and commitments of every kind, (iii) as of the date of the Merger he will have no plan or intention to sell or otherwise transfer any shares of Parent Common Stock to be received by the Stockholder pursuant to the Merger to Parent (or any person that is or may become related to Parent within the meaning of Treas. Reg. Section 1.368(e)(3)), and (iv) the Stockholder has not sold or otherwise transferred to the Company (or any person related to the Company within the meaning of Temp. Treas. Reg. Section 1.368-1T(e)(2)(ii)), any shares of Company Common Stock, as part of any overall plan that includes the Merger. The representations and warranties of the Stockholder set forth in this Agreement shall not survive termination of this Agreement.

                  2. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to the Stockholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity.

                  3. COVENANTS OF THE STOCKHOLDER.

                  (a) At any meeting of stockholders of the Company called to vote upon the Merger or the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger or the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, whether issued heretofore or hereafter, that such person has the right to vote, in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

                  (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote or consent of the Subject Shares is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, whether issued heretofore or hereafter, that such person has the right to vote, against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, sale of stock, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any of its subsidiaries or any other Takeover Proposal (as defined in the Merger Agreement); (ii) any amendment of the Company's Articles of Incorporation or Bylaws or other proposal or



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transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or which is reasonable likely to result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled; (iii) any change in the Company's Board of Directors; or
(iv) any change in the present capitalization of the Company.

                  (c) Other than in the context of a business combination in which the Subject Shares are converted or exchanged without the Stockholder's voluntary action by operation of law, the Stockholder agrees not to sell, transfer, pledge, assign or otherwise dispose of (collectively "Transfer"), or enter into any contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, the Subject Shares or any other voting securities of the Company, whether issued heretofore or hereafter, that such person has the right to vote to any person; provided, that the Stockholder may Transfer Subject Shares by gift to charitable organizations or by gift to members of the "immediate family" (as defined in Rule 16a- 1(e) of the Exchange Act) of the Stockholder but only if such charitable organization or member agrees in writing to be bound by the terms of this Agreement. The Stockholder agrees and consents to the entry of stop transfer instructions with the Company against the transfer of any Subject Shares in violation of this
Section 3(c).

                  (d) The Stockholder agrees not to enter into any voting arrangement with respect to the Subject Shares (other than this Agreement), whether by proxy, voting arrangement, voting agreement or otherwise.

                  (e) The Stockholder shall not, and shall use his best efforts to cause any investment banker, attorney or other adviser or representative of the Stockholder not to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of, any Takeover Proposal; or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Takeover Proposal.

                  4. AFFILIATES LETTER. The Stockholder agrees to execute and deliver on a timely basis a letter agreement in the form of Exhibit E to the Merger Agreement, when and if requested by Parent prior to the effectiveness of the Merger.

                  5. FURTHER ASSURANCE. The Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent may request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  6. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the parties without the prior written consent of the



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other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Stockholder, his personal or legal representatives, executors, administrators, heirs, distributors, devises and legatees and by the Parent, its successors and assigns.

                  7. TERMINATION. This Agreement shall terminate upon the earliest of (i) the close of business on May 31, 2000; (ii) the Effective Time (as defined in the Merger Agreement); (iii) the termination of the Merger Agreement in accordance with its terms; provided, that (x) if the Merger Agreement is terminated pursuant to Sections 8.1(f) or (g) of the Merger Agreement or (y) if any Takeover Proposal by any Person (other than Parent or an Affiliate of Parent), this Agreement shall survive for 90 days following the termination of the Merger Agreement. The termination of this Agreement or any provision hereof shall not relive either party hereto from any liability for any breach of this Agreement or such provision prior to such termination.

                  8. GENERAL PROVISIONS.

                  (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (b) Notice. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile.

                  (i)   if to Parent, to:

                        Kimberly-Clark Corporation
                        351 Phelps Drive
                        Irving, Texas 75038
                        Facsimile: (972) 281-1212
                        Attention: Sr. Vice President and General Counsel

                        with a copy to:

                        Sidley & Austin
                        Bank One Plaza
                        10 South Dearborn Street
                        Chicago, IL 60603
                        Facsimile: (312) 853-7036
                        Attention: Dennis V. Osimitz, Esq.

                  (ii) if to the Stockholder, to the address listed in Schedule A attached hereto



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                        with a copy to:

                        Morgan, Lewis & Bockius LLP
                        101 Park Avenue
                        New York, New York 10178
                        Facsimile: (212) 309-7044
                        Attention: Howard L. Shecter

or such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

                  (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

                  (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                  (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred in herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and entirely to be performed within the State of Delaware.

                  9. STOCKHOLDER CAPACITY. The Stockholder signs solely in his capacity as the record holder and/or beneficial owner of the Subject Shares and nothing herein shall limit, impose any obligation on, or affect any actions taken by the Stockholder in his capacity as an officer or director of the Company.

                  10. ENFORCEMENT. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable. It is accordingly agreed that



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the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






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                  IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its respective officers thereunto duly authorized and the Stockholder has signed this Agreement, all as of the date first written above.


                                       KIMBERLY-CLARK CORPORATION


                                       By: /s/ ROBERT E. ABERNATHY
                                       Name:  Robert E. Abernathy
                                       Title:  Group President -
                                               Globalhealthcare/non wovens


                                       By: /s/ IRVING JAFFE
                                           Irving Jaffe






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                                   SCHEDULE A


NAME OF STOCKHOLDER       NUMBER OF SUBJECT SHARES      ADDRESS OF STOCKHOLDER
- -------------------       ------------------------      ----------------------

Richard Jaffe             Shares:  2,642,600            8646 Rouette Monte Carlo
                          Options: 2,601,000            La Jolla, CA 92037


Irving Jaffe              Shares:  2,749,928            20290 Fairway Oaks Drive
                          Options: 44,000               Apartment #284
                                                        Boca Raton, FL 33434


Neil K. Braverman         Shares:  4,273,958            4156 Brynwood Drive
                          Options: 970,000              Naples, FL 34119










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